UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2012

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.
1-5324	NORTHEAST UTILITIES (a Massachusetts voluntary association) One Federal Street, Building 111-4 Springfield, Massachusetts 01105 Telephone number: (413) 785-5871	04-2147929

0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY (a Massachusetts corporation) One Federal Street, Building 111-4 Springfield, Massachusetts 01105 Telephone number: (413) 785-5871	04-1961130

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On February 15, 2012, NSTAR and Northeast Utilities (NU) reached comprehensive merger-related agreements with both the Massachusetts Department of Energy Resources and the Office of the Attorney General of the Commonwealth of Massachusetts.

The first Settlement Agreement, between NSTAR, NU, NSTAR’s wholly-owned subsidiaries NSTAR Electric Company and NSTAR Gas Company, and NU’s wholly-owned subsidiary Western Massachusetts Electric Company (WMECO), was reached with the Office of the Attorney General of the Commonwealth of Massachusetts and the Massachusetts Department of Energy Resources (collectively, the “Settling Parties”). This agreement covers a variety of rate-making and rate design issues, including a distribution rate freeze until 2016 for NSTAR Electric, NSTAR Gas and WMECO.

NSTAR Electric Company, NSTAR Gas Company and WMECO also entered into a second Settlement Agreement with the Massachusetts Department of Energy Resources. This agreement covers a variety of matters impacting the advancement of Massachusetts clean energy goals established by the Green Communities Act and Global Warming Solutions Act.

Pursuant to the terms and provisions of the Settlement Agreements, the Settling Parties agree that the proposed merger between NSTAR and NU set forth in the Merger Agreement and proposed to be approved by the Massachusetts Department of Public Utilities is consistent with the public interest and should be approved. The Settling Parties have requested a merger approval date of April 4, 2012.

NSTAR and NU issued a joint press release highlighting the key provisions in the Settlement Agreements, which is attached hereto as Exhibit 99.1.

NU and NSTAR are also awaiting approval of the merger from the Connecticut Public Utilities Regulatory Authority.

For further information regarding the pending NU-NSTAR merger, please refer to the Registration Statement on Form S-4 (Registration No. 333-170754) filed by NU with the Securities and Exchange Commission (“SEC”) in connection with the merger; NU’s Annual Report on Form 10-K for the year ended December 31, 2010; its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011, and September 30, 2011, and its Current Reports on Form 8-K filed on December 5, 2011, December 29, 2011, January 5, 2012 and January 19, 2012.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Settlement Agreement entered into by and among NSTAR Electric Company, NSTAR Gas Company, NSTAR, Western Massachusetts Electric Company, Northeast Utilities, the Attorney General of the Commonwealth of Massachusetts and the Massachusetts Department of Energy Resources, dated February 15, 2012.

10.2

Settlement Agreement entered into by and among NSTAR Electric Company, NSTAR Gas Company, Western Massachusetts

Electric Company, and the Massachusetts Department of Energy Resources, dated February 15, 2012.

99.1	Joint Press Release of Northeast Utilities and NSTAR, issued February 15, 2012.

[The remainder of this page left blank intentionally.]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)

February 15, 2012	By:	/s/ Jay S. Buth
Jay S. Buth Vice President-Accounting and Controller

4